          OPPENHEIMER SMALL- & MID- CAP VALUE FUND
           Supplement dated April 16, 2007 to the
             Prospectus dated February 26, 2007

This supplement amends the Prospectus of Oppenheimer  Small-
& Mid- Cap Fund (the "Fund")  dated  February 26, 2007 and is in addition to the supplement dated February 27, 2007.

1.  Effective  as  of  the  close  of  the  New  York  Stock
Exchange on May 31, 2007,  shareholders  will not be able to
purchase   shares  of  the  Fund  except  in  the  following
circumstances:

o     Current  shareholders  who own  shares  of the Fund on
       May  31,   2007  will  be   permitted   to   purchase
       additional  shares  of  the  Fund.  However,  if  all
       shares in an account are redeemed,  that  shareholder
       would not be able to  purchase  additional  shares of
       the Fund.

o     Group  retirement plans that hold shares in an omnibus
       accounts  and 457 plans  that own  shares of the Fund
       as of May 31,  2007 or that  submitted  paperwork  to
       the  Distributor  to add the  Fund  as an  investment
       option  to  their  plan  by  May  31,  2007  will  be
       permitted  to  purchase  shares of the Fund  (both in
       new accounts and  subsequent  purchases into existing
       accounts)  provided  that  they fund the  account  by
       December 31, 2007.

o     Direct   rollover/change   of  trustee   requests   to
       purchase  shares of the Fund that  were  received  by
       the  Distributor  in good  order on or before May 31,
       2007  directing  the  current   trustee/custodian  to
       liquidate  or  transfer  in kind the assets held in a
       non-OppenheimerFunds  retirement  plan  account to an
       OppenheimerFunds  retirement  plan  account  with OFI
       Trust   Company  as  Trustee  will  be  permitted  to
       purchase shares of the Fund.

o     Other  funds  that have a special  agreement  with the
       Distributor  that  allows  them to  purchase  Class Y
       shares  of  the  Fund  as a  part  of a  fund-of-fund
       investment  will be permitted to continue to purchase
       shares of the Fund.

o     New  Portfolio  Builder  Accounts  will not be able to
       include  the  Fund  in  their   target   allocations.
       However,  shareholders  that  currently have the Fund
       as a part of their  Portfolio  Builder account target
       allocations  will  be  permitted  to  buy  additional
       shares as a part of new  purchases  or the  automatic
       rebalancing  process.  Those shareholders will not be
       permitted  to increase  their  target  allocation  of
       Fund  shares.   Shareholders  who  currently  have  a
       target  allocation  in the  Fund in  their  Portfolio
       Builder  account  will also be  permitted to purchase
       additional  shares  of  the  Fund  as a  part  of  an
       overall  purchase into  Portfolio  Builder (per their
       current target allocation).

o     The automatic conversion of Class B shares to Class A
       shares as described on page 26 of the prospectus
       will continue without any changes.

o     Shareholders of the Fund who redeem all of their
       Class A or Class B shares of the Fund or who redeem
       share of other Oppenheimer funds will not be
       permitted to reinvest the proceeds of those
       redemptions into the Fund within 6 months of the
       date of the redemption.  However, those shareholders
       will still be permitted to reinvest the proceeds of
       those redemptions at net asset value into Class A
       shares any of the other Oppenheimer funds offering
       that reinvestment privilege.

For any other payments  received after the close of the NYSE on May  31,  2007,  if the  Transfer  Agent  is not  able to
obtain  alternative  investment   instructions,   then  your
payment will be refunded.

April 16, 2007                                  PS0251.037